Exhibit 32

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350, as adopted), Yuval Cohen, Chief Executive Officer of Fortissimo Acquisition Corp. (the “Company”), and Eli Blatt, Chief Financial Officer of the Company, each hereby certify that, to our knowledge:

1. The Company’s Annual Report on Form 10-KSB for the period ended December 31, 2007, to which this Certification is attached as Exhibit 32.1 (the “Annual Report”), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Yuval Cohen	/s/ Eli Blatt
Yuval Cohen Chief Executive Officer	Eli Blatt Chief Financial Officer

March 31, 2008